UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 8, 2024

OPTION CARE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015
(Address of principal executive offices)

(312) 940-2443

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement

On May 8, 2024, Option Care Health Inc. (the “Company”) entered into that certain Third Amendment to Amended and Restated First Lien Credit Agreement (the “Amendment”), by and among the Company, as borrower, certain subsidiaries of the Company party thereto, each Existing Term Lender party thereto, the Replacement Lender, the 2024 Incremental Term Lender and Bank of America, N.A., as administrative agent (the “Agent”), which amends that certain Amended and Restated First Lien Credit Agreement, dated as of October 27, 2021 (as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement, dated as of June 8, 2023, that certain Second Amendment to Amended and Restated First Lien Credit Agreement, dated as of December 7, 2023, and the Amendment, the “Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto and the Agent. The Amendment, among other things, (i) reduces the interest rate on the Term B Loans thereunder from Term SOFR (including a credit spread adjustment) plus 2.75% to Term SOFR plus 2.25% and removes the credit spread adjustment with respect to such Term B Loans, and (ii) provides for incurrence of incremental term loans in the aggregate principal amount of $50,000,000, which bear interest at the same interest rate as provided in the foregoing clause (i).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference. Capitalized terms used in this Item 1.01 but not defined herein have the meaning assigned to such terms in the Amendment or the Credit Agreement, as applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Third Amendment to Amended and Restated First Lien Credit Agreement, dated as of May 8, 2024, by and among Option Care Health, Inc. (f/k/a BioScrip, Inc.), a Delaware corporation, as borrower, each other Loan Party (as defined in therein) party thereto, each Existing Term Lender (as defined therein) party thereto, the Replacement Lender (as defined therein), the 2024 Incremental Term Lender (as defined therein) and Bank of America, N.A., as administrative agent.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

Date:	May 10, 2024	By:	/s/ Michael Shapiro
Michael Shapiro
Chief Financial Officer